SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2003

FIRST SECURITYFED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-23063	36-4177515
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

936 North Western Avenue, Chicago, Illinois 60622
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (773) 772-4500

Item 12.  Results of Operations and Financial Condition.

On October 28, 2003, we issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITYFED FINANCIAL, INC.

By:	/s/ Julian E. Kulas
Julian E. Kulas
President and Chief Executive Officer

Date: October 31, 2003

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued October 28, 2003 furnished solely pursuant to Item 12 of Form 8-K.

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